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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                   -----------------------------------------

                                    FORM 8-K
                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934

                   -----------------------------------------

      Date of Report (Date of earliest event reported): September 25, 1996


                             TFC ENTERPRISES, INC.
             (Exact name of Registrant as specified in its charter)


                                    Delaware
         (State or other jurisdiction of incorporation or organization)


        1-11121                                         54-1306895
(Commission File Number)                    (I.R.S. Employer Identification No.)

    5425 Robin Hood Road, Suite 101A
          Norfolk, Virginia                                  23513
(Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (757) 858-1400
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ITEM 5. OTHER EVENTS

        A press release regarding the early retirement of certain of the company's senior executives effective September 30, 1996 -- Exhibit 99.9

        The exhibits on the accompanying Exhibit Index are filed or incorporated by reference as part of this Form 8-K and the Exhibit Index is incorporated herein by reference.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                TFC ENTERPRISES, INC.


                                                By:  /s/ ROBERT S. RALEY, JR.
                                                    --------------------------
                                                         Robert S. Raley, Jr.
                                                         Chairman of the Board

Date: September 25, 1996
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                                 EXHIBIT INDEX


                                                                 Sequential
Exhibit No.         Description of Exhibit                        Page No.
- -----------         ----------------------                       -----------

   99.9             Press release dated September 25, 1996            5